Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Fixed Income Opportunities Fund

Onur Uncu has been added as a portfolio manager of the fund and, together with John D. Ryan, Kevin Bliss and Thomas J. Sweeney, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Fixed Income Opportunities Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information is provided as of October 31, 2017:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
John D. Ryan	$0	$50,001 - $100,000
Kevin Bliss	$0	$0
Thomas J. Sweeney	$0	$50,001 - $100,000
Onur Uncu	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John D. Ryan	5	$1,424,136,681	0	$0
Kevin Bliss	4	$1,353,333,663	0	$0
Thomas J. Sweeney	1	$885,596,656	0	$0
Onur Uncu	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John D. Ryan	1	$1,193,554,382	0	$0
Kevin Bliss	0	$0	0	$0
Thomas J. Sweeney	0	$0	0	$0
Onur Uncu	0	$0	0	$0

January 10, 2018

SAISTKR-403

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

John D. Ryan	0	$0	0	$0
Kevin Bliss	0	$0	0	$0
Thomas J. Sweeney	21	$2,098,455,754	0	$0
Onur Uncu	0	$0	0	$0

Please Retain This Supplement for Future Reference